News Release

Wednesday, July 12, 2006

Gannett Co., Inc. Releases June Statistical Report

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that total pro forma operating revenues for the sixth period ended June 25, 2006 increased 1.1 percent resulting from an increase in ad demand at its domestic community newspapers and broadcasting segment offset, partially, by soft ad demand at its UK properties. For comparison purposes, the exchange rate of Sterling year-over-year also affected results for the company's UK operations. If the exchange rate had remained constant year-over-year, total pro forma operating revenues would have been 0.7 percent higher for the period.

June

Pro forma (assuming that all properties presently owned were owned in both periods) newspaper advertising revenues in June increased 1.0 percent compared with the sixth period in 2005. If the exchange rate had remained constant year-over-year, total pro forma newspaper advertising revenues would have been up 0.6 percent.

Pro forma local advertising revenues were 4.0 percent higher on a 1.4 percent increase in ROP ad volume in June. The performance of the company's small and medium-sized advertisers in its domestic newspapers outpaced the revenue performance of its largest advertisers. In the U.S., across all products, local ad revenue gains were achieved in the financial, home improvement and office supplies categories while the department stores, consumer electronics, grocery and telecommunication categories lagged last year's comparable period. On a constant currency basis, pro forma local advertising would have been 3.8 percent higher.

Pro forma classified revenues decreased 0.6 percent in the sixth period on a 2.0 percent decline in ROP ad volume. On a constant currency basis, pro forma classified revenues would have been 1.3 percent lower for June. Real estate revenues were up 13.4 percent while employment and automotive revenues declined 4.6 percent and 15.4 percent, respectively. On a constant currency basis, real estate would have been 12.5 percent higher, employment would have been down 5.2 percent and automotive revenues would have been 15.8 percent lower. Classified results in our domestic community newspapers were better than in the UK. In the U.S., pro forma classified revenues increased 1.2 percent in the sixth period comprised of an 18.6 percent increase in real estate revenues and a 1.0 percent decline in employment revenues, while automotive was 14.6 percent lower.

Pro forma national advertising revenues in June were 2.3 percent lower on a 7.0 percent decline in ad volume. National volume at the company's local domestic newspapers was down 7.1 percent in the period. At USA TODAY, advertising revenues were 1.2 percent lower on a decline in paid ad pages to 309 from 363. For the sixth period, at USA TODAY, strong growth in the

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financial, telecommunications, home and building, advocacy and real estate categories was offset by weakness in the automotive, technology, travel, retail and packaged goods categories.

Pro forma broadcasting revenues, which include Captivate, increased 3.3 percent in the period buoyed by politically-related ad demand. Television revenues were up 3.8 percent for the sixth period. Local revenues increased 3.1 percent while national revenues were 3.4 percent higher.

Second Quarter

For the second quarter of 2006, total pro forma operating revenues were up 0.5 percent but would have been 0.8 percent higher on a constant currency basis.

Newspaper advertising revenues, on a pro forma basis, for the second quarter were up 0.3 percent and would have been up 0.6 percent on a constant currency basis. The company's U.S. results were stronger than its UK results as domestic newspaper advertising increased 2.2 percent.

For the second quarter, pro forma local advertising was 2.8 percent higher and would have been up 3.0 percent on a constant currency basis. Local advertising in the U.S. for the quarter was up 3.4 percent.

Pro forma classified revenues for the quarter decreased 1.7 percent and on a constant currency basis would have been 1.2 percent lower. Real estate revenues were 10.7 percent higher, while employment was down 5.1 percent and auto was 15.3 percent lower. On a constant currency basis for the quarter, real estate would have been up 11.4 percent while employment and auto would have been down 4.6 percent and 14.9 percent, respectively. For the quarter, classified revenues were up 1.9 percent at our domestic community newspapers with increases in real estate and employment revenues of 16.7 percent and 0.9 percent, respectively. Automotive revenues were 12.7 percent lower.

Pro forma national advertising was down 0.8 percent for the second quarter. If the exchange rate had remained constant year-over-year, national advertising would have been 0.6 percent lower. At USA TODAY advertising revenues were 0.7 percent higher in the quarter while paid advertising pages were 1,107 compared to 1,191 in the year-ago period.

Pro forma broadcasting revenues for the quarter increased 3.8 percent and television revenues were 3.2 percent higher reflecting stronger political advertising. Based on current pacings, television revenues for the third quarter of 2006 would be ahead of last year's third quarter in the low single digits.

In addition to the revenue and statistical summary, attached is a chart which shows the consolidated Gannett Online audience share for June from Nielson//Net Ratings. In June, Gannett's domestic Websites had approximately 22.2 million unique visitors reaching over 14 percent of the Internet audience.

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The pro forma advertising and circulation revenue statistics include the results for Exchange & Mart and Auto Exchange (acquired in September 2005), Tallahassee (acquired August 29, 2005), 100 percent of the Detroit Newspaper Partnership (established August 2005), Mint Magazine (acquired in July 2005) and Hometown Communications (acquired March 31, 2005). The pro forma other revenue statistics include the results for PointRoll, Inc. (acquired in June 2005). Ad linage for Newsquest, Clipper and Nursing Spectrum/NurseWeek are not included in the ad volume statistics. Circulation volume numbers for Newsquest's paid daily newspapers are included in the enclosed statistics, but volume from unpaid daily and non-daily publications is not included in the circulation volume statistics. The revenue and statistical data related to the former Gannett owned newspapers in Bellingham (WA), Olympia (WA) and Boise (ID) as well as the Muskogee (OK) Phoenix, which was contributed to the Gannett Foundation in April 2006, has been excluded from all periods presented.

Gannett Co., Inc. is a leading international news and information company that publishes 90 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns nearly 1,000 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes more than 300 titles, including 17 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 22 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

Contact: Jeff Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY
                         Period 6 (May 29, 2006 - June 25, 2006)
                                                                         %
                            2006            2005           CHANGE     CHANGE
REVENUES:
Advertising:
Local                  $ 188,422,000 $   181,153,000  $    7,269,000    4.0
National                  68,114,000      69,747,000      (1,633,000)  (2.3)
Classified               196,442,000     197,649,000      (1,207,000)  (0.6)
                       -------------   -------------     -----------   ----
Total Advertising      $ 452,978,000 $   448,549,000  $    4,429,000    1.0
                       =============   =============     ===========   ====
Circulation              101,605,000     104,764,000      (3,159,000)  (3.0)
Other revenue             40,546,000      36,650,000       3,896,000   10.6
Broadcasting              60,266,000      58,332,000       1,934,000    3.3
                       -------------   -------------     -----------   ----
Total Revenue          $ 655,395,000 $   648,295,000  $    7,100,000    1.1
                       =============   =============     ===========   ====
VOLUME:
Newspaper Inches:
Local                      2,732,469       2,694,682          37,787    1.4
National                     310,557         333,986         (23,429)  (7.0)
Classified                 4,552,495       4,644,381         (91,886)  (2.0)
                       -------------   -------------     -----------   ----
Total ROP                  7,595,521       7,673,049         (77,528)  (1.0)
                       =============   =============     ===========   ====
Preprint Distribution
(in thousands)               934,991         991,102         (56,111)  (5.7)
                       =============   =============     ===========   ====
NET PAID CIRCULATION:
Morning (w/USAT)           6,786,687       6,933,312        (146,625)  (2.1)
Evening                      864,360         903,148         (38,788)  (4.3)
                       -------------   -------------     -----------   ----
Total Daily                7,651,047       7,836,460        (185,413)  (2.4)
                       =============   =============     ===========   ====
Sunday                     6,177,065       6,329,203        (152,138)  (2.4)
                       =============   =============     ===========   ====

                         Year-to-Date through June 25, 2006
                                                                        %
                            2006            2005           CHANGE     CHANGE
REVENUES:
Advertising:
Local                $ 1,110,485,000 $ 1,103,217,000 $     7,268,000    0.7
National                 418,600,000     423,738,000      (5,138,000)  (1.2)
Classified             1,113,129,000   1,134,495,000     (21,366,000)  (1.9)
                       -------------   -------------     -----------   ----
Total Advertising    $ 2,642,214,000 $ 2,661,450,000 $   (19,236,000)  (0.7)
                       =============   =============     ===========   ====
Circulation              644,764,000     663,775,000     (19,011,000)  (2.9)
Other revenue            233,183,000     219,840,000      13,343,000    6.1
Broadcasting             387,995,000     362,445,000      25,550,000    7.0
                       -------------   -------------     -----------   ----
Total Revenue        $ 3,908,156,000 $ 3,907,510,000 $       646,000    0.0
                       =============   =============     ===========   ====
VOLUME:
Newspaper Inches:
Local                     16,952,704      17,078,082        (125,378)  (0.7)
National                   1,990,464       2,082,413         (91,949)  (4.4)
Classified                27,696,080      28,159,595        (463,515)  (1.6)
                       -------------   -------------     -----------   ----
Total ROP                 46,639,248      47,320,090        (680,842)  (1.4)
                       =============   =============     ===========   ====
Preprint Distribution
(in thousands)             5,913,703       6,044,081        (130,378)  (2.2)
                       =============   =============     ===========   ====
NET PAID CIRCULATION:
Morning (w/USAT)           7,046,609       7,157,560        (110,951)  (1.6)
Evening                      895,400         933,402         (38,002)  (4.1)
                       -------------   -------------     -----------   ----
Total Daily                7,942,009       8,090,962        (148,953)  (1.8)
                       =============   =============     ===========   ====
Sunday                     6,337,080       6,482,042        (144,962)  (2.2)
                       =============   =============     ===========   ====
Note:  The above revenue amounts and statistics have been restated to include all companies presently owned, including the Exchange & Mart and Auto Exchange (non-daily publications acquired in September 2005)
       , the Tallahassee Democrat (acquired August 29, 2005), 100% of the
       Detroit Newspaper Partnership (established August 2005), Mint
       Magazine (acquired in July 2005), PointRoll, Inc. (acquired in June
       2005) and Hometown Communications (acquired in late March 2005).
       PointRoll is a marketing services company with a suite of media products that delivers enhanced online marketing opportunities for advertisers, agencies and online publishers.  PointRoll is included above in Other revenue. Hometown is a community publishing company with one daily newspaper, 62 non-daily community newspapers, 24 community telephone directories and other specialty and niche publications. The revenue and statistical data related to the former
       Gannett owned newspapers in Bellingham (WA), Olympia (WA) and Boise
       (ID) as well as the Muskogee (OK) Phoenix which was contributed to the Gannett Foundation in April 2006, has been excluded from all periods presented.
       Operating results from the company's newspaper in Tucson, which participates in a joint operating agency, are accounted for under the equity method of accounting and are reported as a single amount in other operating revenues.  Advertising linage statistics from this newspaper are not included above, however, circulation volume statistics are included.
       Newsquest is a regional newspaper publisher in the United Kingdom with more than 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's 17 paid daily newspapers are included above.  Circulation volume statistics for Sunday Herald are included above in the Sunday statistics.  Circulation volume statistics for Newsquest's unpaid daily and non-daily publications are not reflected above.
       Advertising linage for Newsquest publications is not reflected above.
       Circulation volume statistics for Detroit Free Press, a morning newspaper, are reflected above.  Circulation volume statistics for
       The Detroit News, an evening newspaper, are not reflected above.
       Circulation volume and advertising linage statistics for non-daily products, including Nursing Spectrum/NurseWeek and Clipper Magazine are not reflected above.

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY
                         2nd Quarter 2006 (Mar. 27, 2006 - June 25, 2006)
                            2006            2005           CHANGE     CHANGE
REVENUES:
Advertising:
Local                $   587,565,000 $   571,816,000  $   15,749,000    2.8
National                 216,277,000     217,934,000      (1,657,000)  (0.8)
Classified               573,042,000     583,097,000     (10,055,000)  (1.7)
                       -------------   -------------     -----------   ----
Total Advertising    $ 1,376,884,000 $ 1,372,847,000  $    4,037,000    0.3
                       =============   =============     ===========   ====
Circulation              321,173,000     331,873,000     (10,700,000)  (3.2)
Other revenue            124,255,000     114,704,000       9,551,000    8.3
Broadcasting             205,420,000     197,888,000       7,532,000    3.8
                       -------------   -------------     -----------   ----
Total Revenue        $ 2,027,732,000 $ 2,017,312,000  $   10,420,000    0.5
                       =============   =============     ===========   ====
VOLUME:
Newspaper Inches:
Local                      8,859,660       8,779,044          80,616    0.9
National                   1,029,986       1,067,802         (37,816)  (3.5)
Classified                14,340,866      14,547,091        (206,225)  (1.4)
                       -------------   -------------     -----------   ----
Total ROP                 24,230,512      24,393,937        (163,425)  (0.7)
                       =============   =============     ===========   ====
Preprint Distribution
(in thousands)             3,009,473       3,089,609         (80,136)  (2.6)
                       =============   =============     ===========   ====
NET PAID CIRCULATION:
Morning (w/USAT)           7,001,220       7,130,126        (128,906)  (1.8)
Evening                      884,842         924,525         (39,684)  (4.3)
                       -------------   -------------     -----------   ----
Total Daily                7,886,062       8,054,651        (168,590)  (2.1)
                       =============   =============     ===========   ====
Sunday                     6,266,183       6,426,758        (160,575)  (2.5)
                       =============   =============     ===========   ====

Note:  The above revenue amounts and statistics have been restated to include all companies presently owned, including the Exchange & Mart and Auto Exchange (non-daily publications acquired in September 2005)
       , the Tallahassee Democrat (acquired August 29, 2005), 100% of the
       Detroit Newspaper Partnership (established August 2005), Mint
       Magazine (acquired in July 2005), PointRoll, Inc. (acquired in June
       2005) and Hometown Communications (acquired in late March 2005).
       PointRoll is a marketing services company with a suite of media products that delivers enhanced online marketing opportunities for advertisers, agencies and online publishers.  PointRoll is included above in Other revenue. Hometown is a community publishing company with one daily newspaper, 62 non-daily community newspapers, 24 community telephone directories and other specialty and niche publications. The revenue and statistical data related to the former
       Gannett owned newspapers in Bellingham (WA), Olympia (WA) and Boise
       (ID) as well as the Muskogee (OK) Phoenix which was contributed to the Gannett Foundation in April 2006, has been excluded from all periods presented.
       Operating results from the company's newspaper in Tucson, which participates in a joint operating agency, are accounted for under the equity method of accounting and are reported as a single amount in other operating revenues.  Advertising linage statistics from this newspaper are not included above, however, circulation volume statistics are included.
       Newsquest is a regional newspaper publisher in the United Kingdom with more than 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's 17 paid daily newspapers are included above.  Circulation volume statistics for Sunday Herald are included above in the Sunday statistics.  Circulation volume statistics for Newsquest's unpaid daily and non-daily publications are not reflected above.
       Advertising linage for Newsquest publications is not reflected above.
       Circulation volume statistics for Detroit Free Press, a morning newspaper, are reflected above.  Circulation volume statistics for
       The Detroit News, an evening newspaper, are not reflected above.
       Circulation volume and advertising linage statistics for non-daily products, including Nursing Spectrum/NurseWeek and Clipper Magazine are not reflected above.

Gannett Online Internet Audience
June 2006

Nielsen//Net Ratings
Home/Work Panel Combined
        Unique Visitors   Percentage Reach of
           Per Month     Internet Audience
Gannett Online          22,238,000   14.2%